Exhibit 13

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Trevor Newton, President, Chief Executive and Financial Officer, Secretary and Treasurer of Stratabase Inc. (the "Company") certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 20-F of the Company for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 21, 2005




/s/ Trevor Newton
----------------
Trevor  Newton

Chairman, President, Chief Executive and Financial Officer, Secretary, and Treasurer

A signed original of this written statement required by Section 906 has been provided to Stratabase and will be retained by Stratabase and furnished to the Securities and Exchange Commission or its staff upon request.